UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARTHUR J. GALLAGHER & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!

ARTHUR J. GALLAGHER & CO.

2023 Annual Meeting

To Be Held on May 9, 2023

Vote by May 8, 2023 11:59 PM EDT. For shares held in

    The Arthur J. Gallagher & Co. Employees’ 401(k) Savings

and Thrift Plan, vote by May 4, 2023 5:00 PM EDT.

ARTHUR J. GALLAGHER & CO. 2850 GOLF ROAD ROLLING MEADOWS, IL 60008-4050

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You invested in ARTHUR J. GALLAGHER & CO. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 9, 2023.

Get informed before you vote

View the Notice of 2023 Annual Meeting and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting it prior to April 25, 2023. If you would like to view the materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless you request it, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 9, 2023 9:00 AM CDT
Point your camera here and
vote without entering a
control number

The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/AJG2023.

Have the control number that is printed above available and follow the instructions.

    * You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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   Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

Company Proposals

1.	Election of Directors Nominees:
1a.	Sherry S. Barrat	For

1b.	William L. Bax	For

1c.	Teresa H. Clarke	For

1d.	D. John Coldman	For

1e.	J. Patrick Gallagher, Jr.	For

1f.	David S. Johnson	For

1g.	Christopher C. Miskel	For

1h.	Ralph J. Nicoletti	For

1i.	Norman L. Rosenthal	For

2.	Ratification of the Appointment of Ernst & Young LLP as our Independent Auditor for the fiscal year ending December 31, 2023.	For

3.	Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers.	For

4.	Vote, on an Advisory Basis, on the Frequency of Future Votes to Approve the Compensation of Named Executive Officers.	Year

5.	Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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